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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this registration statement
on Form S-4 (File No. 333-          ) of our report dated October 14, 1996, on
our audits of the financial statements and financial statement schedule of Parker Drilling Company. We also consent to the reference to our firm under the caption "Experts."

                                            COOPERS & LYBRAND L.L.P.

Tulsa, Oklahoma
January 3, 1997